OSG

$300 Million Senior Notes

Investor Presentation

March 2010









Forward-Looking Statements

This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels of newbuilding and scrapping, prospects for certain strategic alliances and investments, completion of the public debt offering on the proposed terms, estimated fixed revenue for 2010, anticipated operating expenses for 2010, projected general and administrative expenses for 2010 and 2011, forecasted changes in the supply of oil tankers in 2010 and thereafter, anticipated world oil production for 2010 and thereafter, timely delivery of newbuildings in accordance with contractual terms, prospects of OSG's strategy of being a market leader in the segments in which it competes and the forecast of world economic activity and oil demand. These statements are based on certain assumptions made by OSG management based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of OSG, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company's Annual Report for 2009 on Form 10-K, the prospectus supplement and in the other reports OSG files with the Securities and Exchange Commission.

OSG's Management Team Presenters

Morten Arntzen

President & Chief Executive Officer

Myles Itkin

Executive Vice President, Chief Financial Officer and Treasurer

Offering Summary

Issuer	Overseas Shipholding Group, Inc. ("OSG" or the "Issuer")
Securities Offered	$300M Senior Unsecured Notes ("the Senior Notes")
Ratings	Corporate: Ba2 / BB-, Senior Notes: To be confirmed
Tenor	8 Years (2018)
Call Protection	NC-L (T+50 bps make-whole)
Use of Proceeds	Re-financing of existing debt
Covenants	Limitations on (i) liens and (ii) mergers, consolidations and sales or leases of substantially all the assets of the Issuer
Change of Control Triggering Event	Investor put at 101% of principal amount
Equity Clawback	Up to 35% of the issue may be redeemed at par plus the coupon with the proceeds of an equity offering, if redeemed within the first 3 years
Offering Format	Registered
Joint Book-runners	Citi, Morgan Stanley, HSBC
Co-Managers	Deutsche Bank Securities, DnB NOR Markets, Goldman, Sachs & Co., ING

Transaction Overview

Pro Forma Capital Structure (As of December 31, 2009)

($ in Millions)	Current 12/31/2009	Adjustments	Pro Forma 12/31/2009 [3]
Cash and Cash Equivalents [1]	$565.4	$158.1 [2]	$723.5
Existing Debt	1,846.5	($300.0)	1,546.5
New Senior Unsecured Notes Due 2018	--	300.0	300.0
Total Debt	$1,846.5		$1,846.5
Net Debt	1,281.1		1,123.0
Book Value of Shareholders' Equity	1,867.9	$158.1	2,026.0
Total Book Capitalization [4]	3,681.1		3,839.3
Debt / EBITDA	7.4x		7.4x
Secured Debt / EBITDA	2.7		2.7
Net Debt / EBITDA	5.1		4.5
Long Term Debt / Book Capitalization	49.3%		47.2%
EBITDA / Interest Expense	5.6x		4.2x

Note: EBITDA based on reported EBITDA of $251M. This number includes a shipyard contract termination costs of $27M, non-recurring general and administrative expenses of $8M, and severance/relocation costs of $2M.

1) Includes cash and cash equivalents short-term investments and capital construction fund.

2) Gives effect to $158.1M of net proceeds from public offering of 3.5mm shares of common stock on March 9, 2010.

3) Excludes underwriters discount and estimated offering expenses payable by OSG in connection with the offering and assumes the notes are issued at par.

4) Book capitalization excludes current portion of debt.

OSG Corporate Overview

Morten Arntzen, President & CEO

Investment Highlights

- **Sector Leadership**
  - A market leader across large, diversified asset base of 106 vessels and 23 newbuildings across 4 segments
  - Relatively young fleet compared with key competitors; ability to modernize while others cannot
  - Attractive industry outlook – increasing oil and ton mile demand and orderbook delays / cancellations
- **Fleet Optimization**
  - Enhanced earnings power through commercial pools
  - Better access to charter-in fleet given credit quality and reputation
  - Track record of actively managing our asset portfolio through market cycle to maximize cash flow
- **Superior In-house Technical Management**
- **Strong Liquidity and Balance Sheet Profile**
  - $2.0 billion of liquidity giving pro forma effect to this offering provides full coverage of newbuilding program
  - Predominantly unsecured capital structure with no covenant concerns and strong asset coverage
  - Pro forma net debt / EBITDA of 4.5x
- **Improving Cash Flow**
  - Fixed contracts provide downside protection and reduces breakeven rates, while spot exposure enhances credit as tanker market recovers
  - Disciplined expense management
- **Experienced Management Team**

Company Overview

Vessels (Operated / Newbuilds)		
48 / 3		Crude Oil
32 / 14		Products
22 / 6		U.S. Flag
4		Gas

A market leader in global energy transportation services

Quick Facts

Offices	**North America** (New York, Tampa, Houston, Ft. Lauderdale, Philadelphia, Montreal); **Europe** (London, Newcastle, Athens); **Asia/Pac** (Singapore, Manila, Doha)
Fleet	106 Operating Vessels 23 Under Construction
Cargoes Traded	Crude oil, refined petroleum products and liquefied natural gas
Markets	U.S. and International
Employees	3,600 U.S. and International mariners and shoreside staff
Founded	1948
Market Cap	$1.3 billion
Exchange / Index	NYSE: OSG / Dow Jones Transportation Index

Growth Strategy Designed to Deliver Superior Returns in All Economic Cycles

Sector Leadership

- A leading position in crude, product and U.S. flag
- 4 LNG carriers on profitable long-term charters
- Size, diversification and technical excellence allows OSG to expand customer relationships, win premium term business, build cargo systems

Fleet Optimization

- Through scale, pools increase productivity and average time charter equivalent revenues
- Portfolio of owned and chartered-in tonnage in varying amounts based on market cycle
- Provides flexibility and optionality
- Track record of actively managing our asset portfolio through the market cycle to maximize cash flow

Superior Technical Management

- Customers demand and reward superior technical management
- OSG seeks to set the Gold Standard for customer service, crew training and quality operations

Financial Flexibility

- Strong balance sheet and access to capital
- Cash or funding in place for all newbuilding commitments
- Significant unencumbered assets
- Disciplined expense management
- Fixed contracts provide downside protection while spot exposure enhances credit as tanker market recovers

Sector Leadership: Focused Core Business Units

Crude Oil

48 operating vessels / 3 newbuildings

Fleet	▪ ULCC, VLCC, Suezmax, Aframax, Panamax and Lightering vessels ▪ Trade: Globally
Size	▪ $488M TCE revenues (2009) ▪ 50% of total segment assets
Market Position	▪ One of the largest operators of VLCCs and Aframaxes ▪ Growth in complementary segments: Suezmax, Lightering, FSO

Products

32 operating vessels / 14 newbuildings

Fleet	▪ Both Long Range and Medium Range vessels ▪ Trade: Regionally and globally
Size	▪ $225M TCE revenues (2009) ▪ 22% of total segment assets
Market Position	▪ One of the largest operators of product tankers worldwide

U.S. Flag

22 operating vessels / 6 newbuildings

Fleet	▪ Handysize and ATB vessels ▪ Trade: Jones Act
Size	▪ $232M TCE revenues (2009) ▪ 26% of total segment assets
Market Position	▪ Largest owner / operator of Jones Act tankers ▪ Competitive advantage in niche markets (eg. Delaware Bay Lightering and U.S. Gulf Shuttle Tankers)

Gas

4 Q-Flex LNG carriers

Fleet	▪ State-of-the art: Use 40% less energy ▪ Onboard reliquefaction ▪ Trade: Globally
Size	▪ Ownership through JVs (equity income)
Market Position	▪ Developing segment for OSG

Blue Chip Customer Base

Sample of OSG's Customers

(Length of OSG Relationship, Credit Rating)

National Oil Companies

PEMEX
5+ years

PDVSA
25+ years

中国石油化工股份有限公司
CHINA PETROLEUM & CHEMICAL CORPORATION
10 years

Publicly Traded Independent Oil Companies / Refiners

bp
40+ years
Aa1 / AA

Chevron
25+ years
Aa1 / AA

SUNOCO
25+ years
Baa2 / BBB+

Shell
20+ years
Aa2 / AA

VALERO
10+ years
Baa2 / BBB

ExxonMobil
20+ years
Aaa / AAA

PETRO CANADA
10+ years

TESORO
10+ years
Ba1 / BB+

Large Trading Companies

GLENCORE INTERNATIONAL AG

Vitol

Clearlake

Note: Credit ratings represent issuer rating for each entity.

Growth Strategy Designed to Deliver Superior Returns in All Economic Cycles

Sector Leadership

- A leading position in crude, product and U.S. flag
- 4 LNG carriers on profitable long-term charters
- Size, diversification and technical excellence allows OSG to expand customer relationships, win premium term business, build cargo systems

Fleet Optimization

- Through scale, pools increase productivity and average time charter equivalent revenues
- Portfolio of owned and chartered-in tonnage in varying amounts based on market cycle
- Provides flexibility and optionality
- Track record of actively managing our asset portfolio through the market cycle to maximize cash flow

Superior Technical Management

- Customers demand and reward superior technical management
- OSG seeks to set the Gold Standard for customer service, crew training and quality operations

Financial Flexibility

- Strong balance sheet and access to capital
- Cash or funding in place for all newbuilding commitments
- Significant unencumbered assets
- Disciplined expense management
- Fixed contracts provide downside protection while spot exposure enhances credit as tanker market recovers

Fleet Optimization: Benefits of Commercial Pools

- Pools give us scale and geographical focus
  - One of the largest VLCC operator in the world (39)
  - A leader in Aframax Atlantic Basin (41)
  - A leader in Panamax West Coast/Americas Trade (21)
- Scale enables us build and service cargo contracts
- Contracts enable triangulation
- Triangulation leads to higher utilization resulting in higher daily TCE

TANKERS INTERNATIONAL

Aframax International

Panamax International

CPI Clean Products International Ltd.

Scale → Cargo Systems → Triangulation = Higher Utilization

Fleet Optimization: Outperformance in Tough Market Conditions

2009 OSG Average Spot Rate Performance Versus Benchmark

(Percentages represent average of the performance achieved for the four quarters in 2009)



270%
162%
135%
142%
123%
Benchmark: 100%
Suezmax
Aframax
Panamax
VLCC
MRs

Note: OSG spot rates by quarter in 2009 are reported in the Company's quarterly earnings press releases. Benchmark rates are sourced from OSG's Forms 10-Q and 10-K and assume a 50-50 ballast-to-laden voyage blending rates that prevailed in markets in which the Company's vessels operate. VLCCs are based on 60% AG-East and 40% AG-West; Suezmaxes W. Africa to USG; Aframaxes Caribbean to USG and USAC; Panamaxes based on 50% Carib-USG / USAC and 50% Ecuador to USWC; MRs based on 60% trans-Atlantic and 40% Caribbean to USAC.

Fleet Optimization: Active Asset Management Strategy Maximizes Cash Generation Through Varied Cycles

Active Asset Management Strategy

- Manage mix of owned and chartered-in fleet

Strong Market (Rising Asset Values)	Weak Market (Falling Asset Values)
▪ Emphasize chartering-in over ownership due to lower implicit cost of capital ▪ Sale / Leaseback transactions provide opportunity to monetize value	▪ Ownership of vessels provides upside in asset value recovery ▪ Redelivery of chartered-in fleet reduces fleet capacity

Shift in Tonnage Mix Based on Market Conditions



106 Vessels
74%
44% of Fleet
61 Vessels
26% of Fleet
2004
2009
Owned
Chartered-in

Sales and Sale & Leaseback Transactions (1)

($ in millions)



$868
$470
$455
$263
$227
$96
2004
2005
2006
2007
2008
2009
Gains:
$26
$288
$72
$18
$89
$184
Sales
Sale / Leaseback

Reduced Charter-In Vessels By 25% in 2009

(Number of Vessels)



122
9
20
5
106
63
47
~$150mm reduction in charter-in commitments
59
59
2008
Planned Deliveries
Planned Redeliveries
Charter Termination
2009
Owned Vessels
Chartered-In Vessels

(1) 2005 and 2007 includes $580mm and $195mm, respectively, of proceeds from DHT transaction.

Fleet Optimization: Flexible Employment Strategy Combines Revenue with Upside Earnings Potential

Optimal Fleet Mix

- Fixed time charters (29% of fleet employment) provide a stable revenue base, covering 43% of cash opex in 2010 and resulting in low spot cash flow break even rates
- Exposure to spot markets provides upside as markets improve

2010E Fixed versus Spot Exposure (1)



100%
75%
50%
25%
0%
85%
15%
74%
26%
32%
68%
100%
71%
29%
Crude
Products
U.S. Flag
LNG
Entire Fleet
Fixed
Spot

(1) Based on operating days.

Growth Strategy Designed to Deliver Superior Returns in All Economic Cycles

Sector Leadership

- A leading position in crude, product and U.S. flag
- 4 LNG carriers on profitable long-term charters
- Size, diversification and technical excellence allows OSG to expand customer relationships, win premium term business, build cargo systems

Fleet Optimization

- Through scale, pools increase productivity and average time charter equivalent revenues
- Portfolio of owned and chartered-in tonnage in varying amounts based on market cycle
- Provides flexibility and optionality
- Track record of actively managing our asset portfolio through the market cycle to maximize cash flow

Superior Technical Management

- Customers demand and reward superior technical management
- OSG seeks to set the Gold Standard for customer service, crew training and quality operations

Financial Flexibility

- Strong balance sheet and access to capital
- Cash or funding in place for all newbuilding commitments
- Significant unencumbered assets
- Disciplined expense management
- Fixed contracts provide downside protection while spot exposure enhances credit as tanker market recovers

Superior Technical Management: A Platform of Technical Excellence

- **Global oil majors demand best-in-class ship operators**
  - Continuous improvement efforts monitored thru fleet with KPIs; with more demanding goals set each year
  - Open reporting (418 in 2009; 1,130 since inception)
  - Quality assurance teams (internal and external)
  - Quarterly Technical Management Meeting
- **Zero tolerance for non-compliance**
  - Root cause analysis conducted for any incident
- **Safety culture promoted throughout fleet**
  - "Do it right" is the fleet motto
  - "If it isn't safe, don't do it"
  - Programs include tool box meetings, Safety Day, and annual communications from top management
- **Long-term commitment to sea staff**
  - Cadet to captain advancement possible
  - Training facilities in Tampa, FL and Manila
  - Quality of life programs
  - Retention 90% (U.S.) and 97% (Int'l)



Environmental Sensitivity



Separating waste on board for proper disposal ashore



Bridge Simulator in Manila



Trash compactor installation


Training Center

U.S. Crew Training Facility, Tampa, FL

Growth Strategy Designed to Deliver Superior Returns in All Economic Cycles

Sector Leadership

- A leading position in crude, product and U.S. flag
- 4 LNG carriers on profitable long-term charters
- Size, diversification and technical excellence allows OSG to expand customer relationships, win premium term business, build cargo systems

Fleet Optimization

- Through scale, pools increase productivity and average time charter equivalent revenues
- Portfolio of owned and chartered-in tonnage in varying amounts based on market cycle
- Provides flexibility and optionality
- Track record of actively managing our asset portfolio through the market cycle to maximize cash flow

Superior Technical Management

- Customers demand and reward superior technical management
- OSG seeks to set the Gold Standard for customer service, crew training and quality operations

Financial Flexibility

- Strong balance sheet and access to capital
- Cash or funding in place for all newbuilding commitments
- Significant unencumbered assets
- Disciplined expense management
- Fixed contracts provide downside protection while spot exposure enhances credit as tanker market recovers

Significant Liquidity Covers Debt and Newbuilding Obligations

- Fully funded newbuilding program
- Manageable amortization schedule
- Access to multiple financing sources provides competitive advantage
  - $158mm equity issuance (1Q10)
  - $389mm 12-year CEXIM financing (3Q09)
    - First U.S. company to receive; extended maturity profile

Current Liquidity & Future Debt Repayments

($ in millions)



$1,580
$1,015
$565
$2,039
$1,315
$724
$669
$522
$147
Liquidity (12/31/09)
Pro Forma Liquidity (12/31/09)
Obligations (2010-2012)
Cash and Equivalents
Undrawn Revolver
Debt Repayment
Newbuild Commitments

Strong Unencumbered Asset Base Protects Unsecured Note Holders

- Less than 37% of the Company's debt obligations are secured
- $2.1 billion of unencumbered assets available for $1.2 billion of unsecured debt



($ in millions)
$3,630
Encumbered Vessels $1,320
Unencumbered Vessels $1,586
Cash, CCF & Securities $724
$1,846
Secured Debt $673
Unsecured Debt $873
New Transaction $300
Book Value Assets
Liabilities

No Covenant Concerns

- Compliance with all debt covenants with significant cushion
- Limited exposure to loan to value clauses

	As of 12/31/09	Capacity
Debt / Total Capitalization < 60%	40.5%	$2.2bn additional debt
Minimum Net Worth > $1,200mm	$2.6bn	$1.4bn in losses
Unencumbered Tangible Assets / Unsecured Debt > 150%	232%	$0.7bn new secured debt on $1.0bn of vessels

Cost Reductions Resulting In EBITDA Improvement

G&A Expenses (1)



($ in millions)
$150
125
100
75
$144
(22%)
$113
2008
2009

Opex Expenses



($)
$16,000
14,000
12,000
10,000
$14,800
(3%)
$14,351
2008
2009

- Worldwide cost savings program achieving lower G&A expenses in multiple areas
  - Incentive compensation / salary structure
  - Professional service fees and communication costs
  - Benefit plans
  - Consulting, legal, travel and entertainment
  - Office/function consolidation
  - Replacement hires
- Process improvement and shared services centralization expected to reduce G&A by another $5mm to $10mm annually beginning in 2H2011

(1) 2009 G&A excludes legal and advisory fees associated with the resolution of Aker dispute and cost incurred with the tender of OSG America L.P.

Positioned to Benefit from Industry Recovery

TCE Revenues

($ in millions)



$962
$993
$1,039
$1,545
$953
2005
2006
2007
2008
2009

EBITDA & EBITDA Margin

($ in millions)



$706
$595
$476
$530
$251
73%
60%
46%
34%
26%
2005
2006
2007
2008
2009

Fleet Size



Owned
Chartered
89
103
112
122
106
2005
2006
2007
2008
2009

Spot Earnings (1)



VLCC
Product Tanker
$18,909
$48,959
$55,446
$5,185
$9,793
$21,444
3Q09 Average
Current
10-Year Average
3Q09 Average
Current
10-Year Average

OSG (1) Rates based on Clarkson's data for 5 year old modern VLCC and MR vessels.

A Perspective on the Market

We're Not Out Of The Woods Yet - 2010 Is Expected to be Better than 2009, But Markets Remain Challenging

Millions of barrels / day	2008	2009	2010	Trend (beyond 2010)
OECD Oil Demand (1)	47.6	45.5	45.4	Flat
Non-OECD Oil Demand (1)	38.7	39.5	41.2	Increasing
Refining Capacity (World) (2)	90.5	91.9	93.9	Increasing in developing world, stable / declining in OECD
Refining Utilization (OECD) (3)	84%	80%	80%	Refining utilization will remain challenging until capacity adjusts
OPEC Production (includes NGL's) (1)	35.6	33.4	35.1	Increasing to meet annual demand growth
Non-OPEC Production (1)	50.7	51.5	51.5	Stagnant / Declining
Annual Crude Ton Mile Demand (4)	8.9 billion	8.4 billion	8.9 billion	Increasing as OPEC supplies annual growth in oil demand
Annual Product Ton Mile Demand (4)	2.4 billion	2.3 billion	2.4 billion	Increasing
Crude Tanker Trading Fleet – excludes FSO/ FPSO - (MM-DWT) (5)	316	328	333	Fleet expansion resumes beyond 2010, pace depends on orderbook
Crude Tanker Orderbook (5)	119 (36%)	144 (45%)	107 (32%)	Declining due to delivery delays, cancellations, and minimal orders
Product Tanker Fleet: 29 to 53MM DWT – includes IMO III Chemical tankers (5)	66	71	72	Constant as all single-hulls are removed in 2010 / 2011 timeframe
Product Tanker Orderbook (5)	30 (46%)	26 (37%)	18 (24%)	Declining due to delivery delays, cancellations, and lack of orders

OSG

(1) Source: IEA.
(2) Source: ESAI (Energy Security Analysis, Inc.).
(3) Source: IEA and DOE.
(4) Source: OSG estimates based on econometric model from Marsoft Inc.
(5) Source: Clarkson Research Fleet Database.

Market Perspective

- While the market declined in 2009, we expect the 2010 rate environment to be significantly better, though not enough to fully offset the combination of demand destruction and fleet growth that we experienced last year
- Asia is expected to lead the world and the oil economy out of the recession, while the U.S. lags with unemployment not declining and oil demand not recovering until second half of 2010
- Outside OPEC, the only other real growth in exports will come from Brazil and the Caspian region, so Europe and the U.S. will have to source oil from further afield, while China and India continue to diversify their sources of crude
- Bank loan markets for shipping will remain effectively closed for new business and will restrain orderbook growth for at least 3 to 5 years
- First quarter VLCC rates have exceeded analysts consensus rates by more than $10,000/day from a combination of increased single hull discrimination, slow steaming, ships maintained in storage and increased Asian demand
- The market is more balanced than analysts anticipated; small pick ups in demand, periods of cold weather or unexpected volumes going West from the Gulf amplify rate movements

2010 Oil Demand Forecast to be 1.8% Above 2009 Levels and about 300 Thousand b/d Over 2008 Demand Levels



Millions of B/D
88
87
86
85
84
83
82
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
Annual demand levels
2008 – 86.3
2009 – 85.0
2010 – 86.6
2008
2009 F
2010 F

OPEC Crude Oil Production Profile, Especially Middle East Production, has been a Key Driver of Rates in the Tanker Industry



22
21
20
19
18
17
16
15
mmbpd
120,000
100,000
80,000
60,000
40,000
20,000
0
VLCC TCE
'95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09
Middle East Production (1)
VLCC Rates (2)

Industry outlook is positive as future demand growth will be met primarily by long-haul OPEC Middle East and West African production



PIRA Forecast
MMBPD
40
35
30
25
20
15
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 14 15

OPEC Crude Oil Production (MMbpd) [3]

OSG

(1) Source: Middle East Production.
(2) Source: PIRA.
(3) Source: Clarkson Research.

Largest Receivers of Spot Single Hulls in 2009

Number of VLCC Cargoes Imported

(Percentages represent portion of single hull voyages)



600
500
400
300
200
100
0
Cargoes
SH
DH
35%
63%
28%
46%
6%
14%
India
Thailand
Korea
Taiw an
China
Japan

Source: Tankers International.

The Substantial Run Up in Asset Values from 2004-2008 was Fueled by Liquidity in the Loan Market



$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$ Millions
400
350
300
250
200
150
100
50
0
# of deals
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
Deal Value(1)
# of Deals(2)

(1) Source: Dealogic.
(2) Source: Represents reported syndicated bank transactions.

Factors that Could Favorably Change the Market Environment

- Chinese demand growth could outstrip most forecasts
- If China, Japan and South Korea rigidly enforce the single hull tanker phase out in 2010 and the oil company stragglers join in, the market could swing into balance much quicker.
- Major upsets to supply or demand
- Yard failures that could remove orders completely
- Beyond 2010 tanker rates will be greatly influenced by the pace of newbuild deferral/cancellations
- The shipping bank loan market could get even tighter



The Orderbook: What a Difference a Year Makes

	VLCC	Suezmax	Aframax	Panamax	Total Tankers	MR
2010						
Current	52	37	72	18	179	152
Last Year	68	45	88	26	227	174
	(16)	(8)	(16)	(8)	(48)	(22)
2011						
Current	52	42	44	24	162	56
Last Year	87	45	48	36	216	80
	(35)	(3)	(4)	(12)	(54)	(24)
2012						
Current	18	14	18	14	64	34
Last Year	10	10	10	10	40	15
	8	4	8	4	24	19
3 Years						
Current	122	93	134	56	405	242
Last Year	165	100	146	72	483	269
	(43)	(7)	(12)	(16)	(78)	(27)

Source OSG: Tanker deliveries in each year includes adjustment for tanker order cancellations, deferrals from one year to another and for tanker conversions.

In Summary . . . . .

Act on Facts

- The economic consensus requires us to budget conservatively and tight expense management ashore and at sea
- With the shipping banking world in crisis, we must assume that liquidity remains tight and that asset values remain under pressure
- Financial stresses will create problems with our partners, clients, shipyards and vendors
- Patience is still the right approach to acquisitions
- Less competition for opportunities means there is no need to chase deals

Feeling Good About Getting it Right

- Chart the strategy, stay focused and execute
- The long-term matters after all
- Will continue our balanced growth and conservative financial mangement
- Consider ourselves extremely well positioned for the recovery in the tanker markets




OSG
OSG

Appendix

Detailed Capital Structure Overview

Pro Forma Capital Structure (As of December 31, 2009)

($ in Millions)	Current 12/31/2009	Adjustments	Pro Forma 12/31/2009 [1]
Cash and Cash Equivalents	$474.7	$158.1	$632.8
Short–Term Investments	50.0	--	50.0
Capital Construction Fund	40.7	--	40.7
Cash	$565.4		$723.5
Long Term Debt:			
Unsecured Revolving Credit Facilities [2]	$953.0	($300.0)	$653.0
Secured Revolving Credit Facilities	30.0	--	30.0
7.50% Notes Due 2024	146.0	--	146.0
8.75% Debentures Due 2013	74.5	--	74.5
Floating Rate Secured Term Loans, Due Through 2023	599.3	--	599.3
Fixed Rate Secured Term Loans, Due Through 2014	43.7	--	43.7
New Senior Unsecured Notes Due 2018	--	300.0	300.0
	$1,846.5	--	$1,846.5
Less: Current Portion	33.2	--	33.2
Total Long Term Debt	$1,813.3	--	$1,813.3
Book Value of Shareholders' Equity	1,867.9	$158.1	2,026.0
Total Book Capitalization [3]	$3,681.1	--	$3,839.3
Net Debt [4]	$1,281.1	--	$1,123.0
Unused Long-Term Unsecured Credit Availability	$1,015.0	$300.0	$1,315.0
Total Liquidity	1,580.4		2,038.5

LTM Operating Metrics	Current 12/31/2009	Adjustments	Pro Forma 12/31/2009 [1]
EBITDA	$251.0	--	$251.0
Interest Expense [5]	45.1	15.0	60.1
Credit Statistics			
Debt / EBITDA	7.4x		7.4x
Secured Debt / EBITDA	2.7		2.7
Net Debt / EBITDA	5.1		4.5
Long Term Debt / Book Capitalization	49.3%		47.2%
EBITDA / Interest Expense	5.6x		4.2x

Note: Capitalization gives effect to $158.1M of net proceeds from public offering of 3.5M shares of common stock on March 9, 2010 and issuance of new $300M of new senior unsecured notes. EBITDA based on reported EBITDA of $251M, which includes shipyard contract termination costs of $27M, non-recurring general and administrative expenses of $8M, and severance/relocation costs of $2M.

1) Excludes underwriters discount and estimated offering expenses payable by OSG in connection with the offering and assumes the notes are issued at par.
2) Subsequent to December 31, 2009, we repaid $75M of amounts outstanding under our unsecured revolving credit facilities.
3) Book capitalization excludes current portion of debt.
4) Net debt is defined as total debt reduced by total cash and cash equivalents, short-term investments and capital construction fund.
5) Assumes weighted average effective interest rate of 3.0% on unsecured revolving credit facilities and 8.0% on new senior unsecured notes.

Fleet Snapshot – As of December 31, 2009



Crude (52)
26
22
4
Products (43)
13
18
8
4
U.S. (28)
15
7
3
3
Gas/Other (6)
5
1
59 Owned
47 Chartered-in
106 OPERATING
15 Owned
8 Chartered-in
23 NEWBUILD/ CONVERSIONS